                             ING MUTUAL FUNDS
                           ING International Fund
                          ING Precious Metals Fund
                          ING Worldwide Growth Fund

                     Supplement Dated as of August 13, 2003
              To International Statement of Additional Information
                             Dated March 1, 2003


Effective immediately, the "Investment Adviser" and "Sub-Advisory Agreements" sections beginning on page 27 of the Statement of Additional Information ("SAI") are revised as follows:

a) The first paragraph of the section entitled "Investment Adviser" on page 27 of the SAI is replaced in its entirety with the following:

     The investment adviser for the ING Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Adviser, subject to the authority of the Trustees of the ING Funds, has the overall responsibility for the management of each ING Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): Aeltus Investment Management, Inc. ("ING Aeltus") as Sub-Adviser to the ING International Fund, ING Precious Metals Fund and ING Worldwide Growth Funds; Brandes Investment Partners, LLC ("Brandes") as the Sub-Adviser for the International Value Fund; Nicholas-Applegate Capital Management ("NACM") as the Sub-Adviser for the International SmallCap Growth Fund; ING Investment Management Advisors B.V. ("IIMA") as the Sub-Adviser to Global Technology Fund, Russia Fund and Emerging Countries Fund; and Clarion CRA Securities, L.P. ("CRA") as the Sub-Adviser to the Global Real Estate Fund. The Investment Adviser is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Groep N.V."). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

b) The following is added after the fourth paragraph of the section entitled "Investment Adviser" on page 27 of the SAI:

     Prior to August 1, 2003, the ING International Fund, ING Precious Metals Fund and ING Worldwide Growth Fund were directly managed by the Investment Adviser. ING has undertaken an internal reorganization that will, among other things, integrate certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. On August 1, 2003, ING Aeltus became the sub-adviser to the ING International Fund, ING Precious Metals Fund and ING Worldwide Growth Fund. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Funds. As a result of this integration plan the operational and supervisory functions of the Funds Investment Management Agreements will be separated from the portfolio management functions related to the Funds, with the former continuing to be provided by the Investment Adviser and the latter provided by ING Aeltus. The portfolio management personnel for these Funds did not change as a result of this internal reorganization.

c) The following replaces the sixth paragraph of the section entitled "Investment Adviser" on page 28 of the SAI:

     In connection with their deliberations relating to each Fund's current Investment Management Agreement and Sub-Advisory Agreement with Brandes, NACM, IIMA, and Clarion, the Board of Trustees, including the Independent Trustees, considered information that had been provided by ING Investments and the Sub-Advisers to the Funds that engage them. In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Investment Management Agreements included, but were not limited to, the following: (1) the performance of each Fund compared to performance of a peer group of funds; (2) the nature and quality of the services provided by ING Investments to the Funds; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided to the Funds; (4) the profitability to ING Investments from the Investment Management Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by the Funds and a comparison of each Fund's fees and expenses to those of a peer group of funds; and (7) ING Investments' compliance capabilities and efforts on behalf of each Fund. The Board of Trustees also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

d) The following replaces the eighth paragraph of the section entitled "Investment Adviser" on page 28 of the SAI:

     The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreements with Brandes, NACM, IIMA, and Clarion included, but were not limited to, the following: (1) the performance of the Funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; and (5) the costs for the services of the Sub-Adviser. The Board of Trustees also considered the advisory fee retained by ING Investments for its services to Funds.

     The factors considered by the Board in reviewing the Sub-Advisory
     Agreement dated August 1, 2003 with ING Aeltus included, but were not limited to, the following: (1) the centralization of asset managers will allow ING to access and leverage the capabilities of its portfolio management personnel among all subsidiaries; (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency; (3) the consolidation of portfolio management personnel within one entity will permit certain future changes in portfolio managers without the potential expense of shareholder proxy solicitations; and (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio mangers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered; (1) the current portfolio managers will remain and continue to provide services under the direction of ING Aeltus; (2) that the nature and quality of the services to be provided by ING Aeltus including ING Aeltus's extensive investment management experience and the quality of services provided to the other mutual funds advised by ING Aeltus; (3) the fairness of the compensation under the Sub-Advisory Agreement, in light of the services being provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization; (5) the expectation of management that the reorganization will enable ING Aeltus to attract additional highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of ING Aeltus will be paid by the Adviser and not directly by the Fund. The Board also considered the advisory fee to be retained by ING Investment for its oversight and monitoring service that will be provided to the sub-advised Funds. After considering ING Investments' recommendation and these other factors, the Board concluded that engaging ING Aeltus, as Sub-Adviser would be in the best interests of the Trust and its shareholders.

e) The following is added after the third paragraph of the section entitled "Sub-Advisory Agreements" on page 31 of the SAI:

     Pursuant to a Sub-Advisory Agreement dated August 1, 2003 between the Investment Adviser and ING Aeltus, ING Aeltus acts as Sub-Adviser to ING International Fund, ING Precious Metals Fund and ING Worldwide Growth Fund. In this capacity, ING Aeltus, subject to the supervision and control of the Investment Adviser and the Trustees of the Funds, on behalf of the Funds, manages each Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. ING Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. ING Aeltus is a wholly owned subsidiary of ING Groep N.V.

f) The following is added to the table contained in the eighth paragraph of the section entitled "Sub-Advisory Agreements" on page 31 of the SAI:

     International Fund     0.4500% of the Fund's average daily net assets

     Precious Metals Fund   0.4500% of the first $50 million of the Fund's
                            average daily net assets and 0.3375% of the average net assets in excess of $50 million

     Worldwide Growth Fund  0.4500% of the first $500 million of the Fund's average daily net assets, 0.4050% of the next $500 million of the Fund's average net assets and 0.3825% of the Fund's average net assets in excess of $1 billion

             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE